Currency risk	6 Months Ended
Jun. 30, 2020
Currency risk
Currency risk

24.          Currency risk

The Group’s exposure to the risk of changes in foreign exchange rates related primarily to the net assets of the Group’s subsidiaries denominated in a currency that is different from their functional currency. The functional currencies of Group’s companies are primarily the Russian Rouble (RUB), Belarus Rouble (BYN), and Kazakh Tenge (KZT). The net assets denominated in foreign currency as of the reporting date mainly relate to USD-denominated cash balances and dividends payables.

The Group’s exposure to foreign currency risk as of June 30, 2020 and December 31, 2019 was as follows:

(in thousands of Russian Roubles)

	June 30, 2020
	USD-	EUR-	BYN-	RUB-
	denominated	denominated	denominated	denominated
Cash and cash equivalents	1,668,240	580	3	7,816
Trade and other payables	(55,580)	(6,501)	—	—
Dividends payable	(1,748,783)	—	—	—
Net exposure	(136,123)	(5,921)	3	7,816

(in thousands of Russian Roubles)

	December 31, 2019
	USD-	EUR-	BYN-	RUB-
	denominated	denominated	denominated	denominated
Cash and cash equivalents	627,824	10	4	9,772
Trade and other payables	(6,781)	(3,154)	(253)	(102)
Net exposure	621,043	(3,144)	(249)	9,670

The Group estimates that an appreciation of USD relative to the RUB by 10% would result in RUB 13,612 thousand loss before tax and decrease of equity as of June 30, 2020 (as of December 31, 2019 – gain of RUB 62,104 thousand and increase of equity).